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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------
                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                            ------------------------

/ /  Filed by the Registrant

/X/  Filed by a Party other than the Registrant

Check the appropriate box:


/ /  Preliminary Proxy Statement
/ /  Confidential, for Use of the Commission
     Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                                 Teledyne, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                WHX Corporation
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (Check the appropriate box):

/ /  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/X/  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:
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

                      1996 ANNUAL MEETING OF STOCKHOLDERS
                                       OF
                                 TELEDYNE, INC.

                            ------------------------

                                PROXY STATEMENT
                                       OF
                                WHX CORPORATION

                            ------------------------

     This Proxy Statement (this "Proxy Statement"), the accompanying letter to stockholders and the enclosed WHITE proxy card are furnished in connection with the solicitation of proxies by WHX Corporation, a Delaware corporation ("WHX"), for use at the 1996 Annual Meeting of Stockholders of Teledyne, Inc., a Delaware corporation (the "Company" or "Teledyne"), to be held at 11:00 a.m. on Wednesday, April 24, 1996, at the Century Plaza Hotel, 2025 Avenue of the Stars, Los Angeles, California 90067-4696 and at any adjournments or postponements thereof (the "Annual Meeting" or the "1996 Annual Meeting").

     At the Annual Meeting, eight directors of Teledyne will each be elected for a one-year term or until the election and qualification of each of their successors. WHX is soliciting proxies pursuant to this Proxy Statement to elect the eight nominees of WHX named herein (the "WHX Nominees") to the Board of Directors of Teledyne (the "Teledyne Board").

     THE WHX NOMINEES ARE COMMITTED TO A SALE OF TELEDYNE TO THE HIGHEST BIDDER AND WILL ATTEMPT TO EFFECT SUCH A SALE RATHER THAN REMAIN INDEPENDENT.


     The record date for determining stockholders of Teledyne (collectively, "Stockholders") entitled to notice of and to vote at the Annual Meeting is February 28, 1996 (the "Record Date"). Stockholders of record at the close of business on the Record Date will be entitled to one vote for each share of Teledyne common stock, par value $1.00 per share (the "Shares"), held on the Record Date on all matters submitted to a vote of Stockholders at the Annual Meeting, except that each Stockholder is entitled to cumulate his or her votes in electing directors. In voting for directors, a Stockholder may cast the number of votes equal to the number of Shares held of record on the Record Date by such Stockholder multiplied by the number of directors (8) to be elected. All of these votes may be cast for any combination of one or more directors. Stockholders voting by means of the accompanying WHITE proxy card will be granting the proxy holders discretionary authority to vote their Shares cumulatively at the discretion of the persons named in the WHITE proxy card, but such Stockholders may not mark the WHITE proxy card to cumulate their own votes. As set forth in the definitive proxy statement of Teledyne filed with the Securities and Exchange Commission on March 20, 1996 (the "Teledyne Proxy Statement"), on the Record Date, there were 55,896,923 Shares issued and outstanding and entitled to vote.


                            ------------------------


     This Proxy Statement, the accompanying letter to Stockholders and the WHITE proxy card are first being furnished to Stockholders on or about March 22, 1996. The principal executive offices of the Company are located at 2049 Century Park East, Los Angeles, California 90067-3101.

                                   IMPORTANT

  AT THE ANNUAL MEETING, WHX SEEKS TO ELECT THE WHX NOMINEES AS ALL OF THE DIRECTORS OF TELEDYNE.

  WHX URGES YOU TO MARK, SIGN, DATE AND RETURN THE ENCLOSED WHITE PROXY CARD TO VOTE FOR THE ELECTION OF THE WHX NOMINEES.

  A VOTE FOR THE WHX NOMINEES WILL PROVIDE YOU -- THE OWNERS OF TELEDYNE -- WITH A BOARD WHICH IS COMMITTED TO A NEGOTIATED SALE TO OR MERGER OF TELEDYNE WITH THE HIGHEST BIDDER.

  WHX URGES YOU NOT TO SIGN ANY PROXY CARD SENT TO YOU BY TELEDYNE. IF YOU HAVE ALREADY DONE SO, YOU MAY REVOKE YOUR PROXY BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE ANNUAL MEETING TO WHX, C/O GEORGESON & COMPANY INC. ("GEORGESON") AT WALL STREET PLAZA, 88 PINE STREET, NEW YORK, NEW YORK 10005, OR TO THE SECRETARY OF TELEDYNE, OR BY VOTING IN PERSON AT THE ANNUAL MEETING. SEE "VOTING AND PROXY PROCEDURES" BELOW.

                 THE WHX NOMINEES SUPPORT THE SALE OF TELEDYNE


     In March 1995, the Teledyne Board announced that it was soliciting purchasers in a possible sale of the Company prior to the 1995 Annual Meeting of Stockholders of the Company (the "1995 Annual Meeting"). This followed WHX's proposal in November 1994, as amended in March 1995, to acquire all of the outstanding Shares which proposal was rejected by the Teledyne Board. In October 1995, however, the directors of Teledyne, other than Ronald LaBow, a director of Teledyne and Chairman of the board of directors of WHX, voted to cancel these efforts.


     In February 1996, WHX proposed to acquire the Company at $30 per share, two-thirds of which would be payable in cash and one-third of which would be payable in WHX common stock. WHX increased its offer to $32 per share, $22 of which would be payable in cash and $10 of which would be payable in WHX common stock (the "1996 Acquisition Proposal"), on February 26, 1996. The Teledyne directors, other than Ronald LaBow, rejected WHX's 1996 Acquisition Proposal.


     In light of the failure of the Teledyne Board to commit to the sale of the Company, WHX has determined to seek your votes in support of the WHX Nominees for election to the Teledyne Board at the Annual Meeting. All of WHX's Nominees are committed to a sale or merger of the Company for a price of at least $32 per Share. If elected, the WHX Nominees will seek to (i) solicit and review all acquisition offers and negotiate the sale of the Company and (ii) remove any other barriers to facilitate a negotiated sale of the Company. All of the WHX Nominees are either directors or officers of WHX. Any WHX Nominee who retains his position with WHX or any of its subsidiaries after the 1996 Annual Meeting and who is elected to the Teledyne Board will have a conflict of interest in evaluating the 1996 Acquisition Proposal or any other WHX proposal to acquire all of the outstanding Shares. Because of possible conflicts of interest that might exist if all of the WHX Nominees were elected to the Teledyne Board, WHX currently plans that the solicitation would be conducted by the Company together with a nationally recognized investment banking firm which the WHX Nominees would cause the Company to retain, or the Company's current investment banking firm, as described in "Background and Reasons for the Solicitation." The investment banking firm selected, if different than the Company's current investment banking firm (which was not chosen by WHX), would not be a firm which is advising or is otherwise providing investment banking services to WHX and will assist the Teledyne Board in reviewing all offers. For further information with respect to the contemplated sale process, including the conflicts of interest in connection therewith, see "Background and Reasons for the Solicitation -- Reasons for the Solicitation; Plans for Sale of Teledyne."

     If, like us, you share the opinion that the Company should be sold so that you can maximize the value of your Shares, WHX urges you to vote your WHITE proxy card FOR the election of the WHX Nominees. All of the WHX Nominees will seek to give all Stockholders the opportunity to dispose of their Shares in a transaction with WHX or another purchaser at a price of not less than $32 per Share. The WHX Nominees are committed to the sale of Teledyne for a price of at least $32 per Share.

                             ELECTION OF DIRECTORS


     According to publicly available information, the Company currently has eight (8) directors. The terms of the eight incumbent directors, Frank V. Cahouet, Diane C. Creel, Ronald LaBow, Donald B. Rice, George A. Roberts, William P. Rutledge, Fayez Sarofim and Henry E. Singleton, will expire at the Annual Meeting. The Teledyne Proxy Statement further states that eight (8) directors are to be elected at the Annual Meeting each to serve for a one-year term or until election and qualification of their successors.



     WHX proposes that the Stockholders elect the WHX Nominees as the eight (8) directors of Teledyne at the Annual Meeting. The eight WHX Nominees are listed below and have furnished the following information concerning their principal occupations or employment and certain other matters. Each WHX Nominee, if elected, would hold office for a one-year term or until a successor has been elected and qualified. Although WHX has no reason to believe that any of the WHX Nominees will be unable to serve as directors, if any one or more of the WHX Nominees shall not be available for election, the persons named on the WHITE proxy card have agreed to vote for the election of such substitute nominees as may be proposed by WHX.


WHX NOMINEES FOR DIRECTORS:


                                                       PRINCIPAL OCCUPATION
                                                     AND BUSINESS EXPERIENCE
           NAME, AGE AND                             DURING LAST FIVE YEARS;
    PRINCIPAL BUSINESS ADDRESS                        CURRENT DIRECTORSHIPS1
-----------------------------------  --------------------------------------------------------
Neil D. Arnold (47)................  Director of WHX Corporation since July 19942; Director
  Varity Corporation                 of Wheeling-Pittsburgh Corporation from 1992 to July
  672 Delaware Avenue                1994; Senior Vice President and Chief Financial Officer
  Buffalo, New York 14209            of Varity Corporation, a manufacturer of farm machinery,
                                     automotive components and diesel engines, since July
                                     1990; prior thereto for in excess of six years, a Vice
                                     President or Senior Vice President of such corporation.


Paul W. Bucha (53).................  Director of WHX Corporation since July 19942; Director
  Paul W. Bucha & Company, Inc.      of Wheeling-Pittsburgh Corporation from 1993 to July
  Foot of Chapel Avenue              1994; President, Paul W. Bucha & Company, Inc., an
  Jersey City, New Jersey 07305      international marketing consulting firm, 1979 to
                                     present; President, BLHJ, Inc., an international
                                     consulting firm, since July 1991 to present; President,
                                     The Spoerry Group, the general partner of a real estate
                                     partnership, from 1986-January 1992; President,
                                     Congressional Medal of Honor Society of U.S., September
                                     1995 to present.


Robert A. Davidow (53).............  Director of WHX Corporation since July 19942; Director
  11601 Wilshire Boulevard           of Wheeling-Pittsburgh Corporation since 1991; Private
  Suite 1940                         investor since January 1990. Mr. Davidow is also a
  Los Angeles, California 90025      director of Arden Group, Inc.


Ronald LaBow (61)..................  Chairman of the Board of Directors of WHX Corporation
  Stonehill Investment Corp.         since July 19942; Chairman of the Board of Directors of
  110 East 59th Street               Wheeling- Pittsburgh Corporation since 1991; President,
  New York, New York 10022           Stonehill Investment Corp. since February 1990. Mr.
                                     LaBow is also a director of Regency Equities Corp., a
                                     real estate company, and Teledyne, Inc.

                                                       PRINCIPAL OCCUPATION
                                                     AND BUSINESS EXPERIENCE
           NAME, AGE AND                             DURING LAST FIVE YEARS;
    PRINCIPAL BUSINESS ADDRESS                        CURRENT DIRECTORSHIPS1
-----------------------------------  --------------------------------------------------------
Marvin L. Olshan (68)..............  Director and Secretary of WHX Corporation since July
  Olshan Grundman Frome &            19942; Director and Secretary of Wheeling-Pittsburgh
  Rosenzweig LLP                     Corporation since 1991; Partner, Olshan Grundman Frome &
  505 Park Avenue                    Rosenzweig LLP, 1956 to present.
  New York, New York 10022


Stewart E. Tabin (39)..............  Director of Wheeling-Pittsburgh Steel Corporation since
  Stonehill Investment Corp.         1992; Vice President, Stonehill Investment Corp. since
  110 East 59th Street               1990.
  New York, New York 10022


Neale X. Trangucci (38)............  Director of Wheeling-Pittsburgh Steel Corporation since
  Stonehill Investment Corp.         1991; Director of Wheeling Nisshin, Inc., a privately
  110 East 59th Street               held company, since 1993; Vice President, Stonehill
  New York, New York 10022           Investment Corp. since 1990.


Raymond S. Troubh (69).............  Director of WHX Corporation since July 19942; Director
  10 Rockefeller Plaza, Suite 712    of Wheeling-Pittsburgh Corporation from 1992 to July
  New York, New York 10020           1994; Financial Consultant for in excess of past five
                                     years. Mr. Troubh is also a director of ADT Limited, a
                                     provider of electronic security alarm protection,
                                     America West Airlines, Inc., Applied Power Inc., a
                                     manufacturer and distributor of hydraulic power
                                     equipment, ARIAD Pharmaceuticals, Inc., Becton,
                                     Dickinson and Company, a medical instrumentation and
                                     equipment company, Benson Eyecare Corporation, Diamond
                                     Offshore Drilling, Inc., Foundation Health Corporation,
                                     General American Investors Company, Manville
                                     Corporation, Olsten Corporation, a temporary help
                                     company, Petrie Stores Corporation, a retail chain,
                                     Riverwood International Corporation, a packaging and
                                     carton company, Time Warner Inc. and Triarc Companies,
                                     Inc., a company engaged in the production and
                                     distribution of food and soft drinks.


---------------

1 Unless otherwise indicated, all directorships are of publicly held corporations.

2 In July 1994, WHX Corporation was created as the new holding company of the Wheeling-Pittsburgh Corporation group of companies (the "Corporate Reorganization"). Pursuant to the Corporate Reorganization,
  Wheeling-Pittsburgh Corporation became a wholly-owned subsidiary of WHX Corporation.


     Cumulative voting for directors will be in effect at the Annual Meeting. Cumulative voting means that each Stockholder will be entitled to cast a number of votes, distributed among any one or more nominees, equal to the number of Shares held of record on the Record Date by such Stockholder multiplied by the number of directors (8) to be elected. Stockholders voting by means of the accompanying WHITE proxy card will be granting the proxy holders discretionary authority to vote their Shares cumulatively as described below, but such Stockholders may not mark the WHITE proxy card to cumulate their own votes. Unless votes are withheld for any of the WHX Nominees, the persons named as proxies on the WHITE proxy card intend to cumulate such votes in a manner so as to maximize representation on the Teledyne Board of the WHX Nominees.

     WHX is soliciting the discretionary authority to cumulate votes, and the persons named in the accompanying proxy will have the authority to cumulate votes at their discretion. WHX has not determined the order of priority in which it will cast its cumulative votes disproportionately among the WHX Nominees, if it elects to cumulate disproportionately. WHX reserves the right to change the priority of its nominees once determined, depending upon the manner in which WHX believes other votes will be cast and on such other factors as WHX, in its discretion, may deem appropriate and consistent with the goal of maximizing the number of WHX Nominees elected to the Teledyne Board.

     If five WHX Nominees are elected, the WHX Nominees will constitute a majority of the Teledyne Board. The persons named as proxies on the WHITE proxy card do not intend to vote any Shares for the election of the nominees proposed by Teledyne. Instead, such persons will cumulate votes in respect of such Shares to elect the maximum number of the WHX Nominees. In the event the number of persons constituting the Teledyne Board is increased prior to the election of directors at the Annual Meeting, the persons named as proxies on the WHITE proxy card reserve the right to vote for any additional nominees for directors nominated by WHX in order that the WHX Nominees constitute a majority of the Teledyne Board.


     The accompanying WHITE proxy card will be voted at the Annual Meeting in accordance with your instructions on such card. You may vote FOR the election of the WHX Nominees as the directors of Teledyne or withhold authority to vote for the election of the WHX Nominees by marking the proper box on the WHITE proxy card. You may also withhold your vote from any of the WHX Nominees by striking a line through the name of such nominee on the WHITE proxy card. IF NO MARKING IS MADE AND YOU HAVE SIGNED AND DATED THE PROXY CARD, YOU WILL BE DEEMED TO HAVE GIVEN A DIRECTION TO CUMULATE AND VOTE THE SHARES REPRESENTED BY THE WHITE PROXY CARD FOR THE ELECTION OF THE WHX NOMINEES, WHICH VOTES WILL BE CUMULATIVELY ALLOCATED AMONG THE WHX NOMINEES AT THE DISCRETION OF THE PERSONS NAMED IN THE WHITE PROXY CARD.



     WHX believes that it is in YOUR best interest to elect the WHX Nominees at the Annual Meeting. ALL OF THE WHX NOMINEES ARE COMMITTED TO A SALE OF THE COMPANY TO WHX OR ANOTHER PURCHASER AT A PRICE OF NOT LESS THAN $32 PER SHARE.


     WHX STRONGLY RECOMMENDS A VOTE FOR THE ELECTION OF THE WHX NOMINEES.

                  BACKGROUND AND REASONS FOR THE SOLICITATION

BACKGROUND.

     On November 28, 1994, Mr. LaBow sent a letter on behalf of WHX to the Teledyne Board offering to acquire in a merger transaction all of the outstanding shares of common stock of Teledyne at a price of $22 per Share in cash and WHX convertible preferred stock representing a premium of approximately 23% over the closing market price of Teledyne common stock on November 25, 1994.

     In a telephone call on December 1, 1994, Mr. Rutledge told Mr. LaBow that WHX's proposal would be considered at the next meeting of the Teledyne Board. On December 5, 1994, Mr. LaBow sent a letter to Mr. Rutledge formally proposing a meeting to be attended by investment bankers and Company personnel, so that WHX could answer any questions Teledyne might have concerning such issues as WHX's ability to consummate a business combination with Teledyne and the value of the WHX securities WHX was preparing to offer to Stockholders.

     On December 6, 1994, Mr. Rutledge sent a letter to Mr. LaBow rejecting WHX's request for a meeting because of an impending Teledyne Board meeting.

     On December 19, 1994, Mr. Rutledge sent a letter to Mr. LaBow stating that the Teledyne Board had no interest in pursuing WHX's proposal.

     On December 21, 1994, WHX issued a press release publicly announcing that the Teledyne Board had no interest in pursuing WHX's merger proposal dated November 28, 1994 in which Stockholders would receive $22 per Share in a combination of cash (at least $11 per Share) and the balance, on a tax-free basis, in WHX convertible preferred stock.

     On January 5, 1995, the Teledyne Board announced the adoption of a plan (the "Rights Plan") commonly known as a "poison pill" (the "Poison Pill"), pursuant to which preferred stock purchase rights (the "Rights") have been issued as a distribution on outstanding Shares. The Rights Plan entitles all Stockholders, except a non-approved acquiror, to purchase a specified number of additional Shares at a 50 percent discount from the prevailing market price for Shares if, without the prior approval of the Teledyne Board, a person or group acquires 15 percent or more of the Shares or engages in certain enumerated transactions with Teledyne after making a non-approved stock acquisition. The Rights Plan has the practical effect of thwarting any acquisition of Teledyne that does not have the approval of its Teledyne Board.

     In February 1995, a wholly owned subsidiary of WHX notified Teledyne that it intended to nominate certain individuals for election to the Teledyne Board. Subsequently WHX nominated two individuals for election to the Teledyne Board, one of whom, Ronald LaBow, Chairman of the WHX board of directors, was elected at the 1995 Annual Meeting.

     On March 5, 1995, the Teledyne Board offered individual severance agreements (the "Severance Agreements") with each of Teledyne's executive officers. As disclosed in the Teledyne Proxy Statement, on February 29, 1996, the Teledyne Board approved amendments to the Severance Agreements extending their term one year. The Severance Agreements provide various benefits to such executive officers in the event their employment is terminated under certain conditions within one year of a Change of Control defined to include, among other things, (i) the acquisition of a majority of the voting power of the Company's stock on or prior to July 31, 1997; (ii) the individuals who comprised the Teledyne Board on March 5, 1995 cease to comprise a majority of the Teledyne Board at or before the conclusion of the 1996 Annual Meeting, or (iii) a merger, consolidation, reorganization or sale of all or substantially all of the Company's assets occurs and the Company's Stockholders do not own, in substantially the same proportion as immediately before such transaction, at least 70% of the voting securities of the entity which results from such merger, consolidation or reorganization or which acquires such assets.

     The Severance Agreements provide to each executive officer named above (i) a lump sum payment based on a multiple of his or her annualized compensation, including performance bonuses, (ii) continuation for up to two years of the life and health insurance benefits that were being provided by the Company to such officer and his or her family immediately prior to termination, (iii) personal financial and estate planning services and (iv) outplacement services for up to 52 weeks at the Company's expense (up to a maximum of $15,000). Each of the Severance Agreements contains identical terms and conditions, except that the severance compensation multiple for Mr. Rutledge and Dr. Rice is 2.5 and the multiple for the other executive officers is 2.25. As disclosed in the Teledyne Proxy Statement, all severance benefits payable under the Severance Agreements would be reduced to the extent necessary to prevent any executive officer from being subject to the excise tax provisions of Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to any "excess parachute payment" (as defined in Section 280G of the Code) and to preserve the ability of Teledyne to deduct the severance benefits paid; provided, that the severance benefits payable to an executive officer may not exceed the highest amount payable to Teledyne's Chairman and Chief Executive Officer. As disclosed in the Teledyne Proxy Statement, severance arrangements also are in effect for certain other employees of Teledyne and its subsidiaries, conditional on a change of control with respect to Teledyne and termination upon significant negative changes in the terms of employment for such employees. As disclosed in the Teledyne Proxy Statement, in total, approximately 235 employees are covered by such arrangements. As disclosed in the Teledyne Proxy Statement, if all such employees and all of the executive officers subject to the Severance Agreements were terminated upon a change of control, at current salary and target bonus levels, the maximum aggregate value of benefits to be received by all such individuals as a group would be approximately $28 million.

     On March 22, 1995, WHX and Teledyne entered into a confidentiality agreement (the "Confidentiality Agreement") pursuant to which WHX agreed to keep confidential non-public information concerning Teledyne that Teledyne may, in its discretion, disclose to WHX. Among other provisions customary in confidentiality agreements, WHX agreed in the Confidentiality Agreement, for a period ending December 22, 1995, without the prior consent of Teledyne, to not acquire, directly or indirectly, any of the outstanding Shares other than pursuant to a possible negotiated transaction with Teledyne, or a possible offer made on the same terms to all the Stockholders to acquire at least a majority of the outstanding Shares. Thereafter, representatives of Teledyne disclosed certain non-public information to representatives of WHX and information relating to WHX was given to Teledyne representatives.

     On March 27, 1995, Messrs. Rutledge and Rice sent a letter to Mr. LaBow stating that the Teledyne Board had instructed its investment bankers to formally solicit offers for the possible sale of the Company and requesting that WHX terminate its pending proxy fight.

     On March 28, 1995, Teledyne announced, among other things, that it (i) had commenced a process to solicit offers for the possible sale of the Company, (ii) had retained an investment banking firm to assist in such process and (iii) had received and was responding to expressions of interest from third parties other than WHX. Teledyne further announced that it had requested WHX to terminate its announced proxy contest.

     On March 28, 1995, Mr. LaBow sent to the Teledyne Board, on behalf of the WHX Board, a letter altering the terms of WHX's initial proposed acquisition made by letter, dated November 28, 1994. WHX's revised proposal was to acquire in a merger transaction all of the outstanding Shares at a price of $22 per Share payable in a combination of $18 per Share in cash and $4 per Share in WHX common stock.

     At the 1995 Annual Meeting, WHX received enough votes to elect Mr. LaBow as a director of the Teledyne Board.

     On October 26, 1995, the Teledyne Board announced that it was officially discontinuing its search for a potential buyer for the Company.

     On February 9, 1996, Mr. LaBow sent to Mr. Rutledge, on behalf of the WHX Board, the following letter:

     "Dear Bill:

          This letter is for the purpose of proposing a business combination between WHX Corporation ("WHX") and Teledyne, Inc. ("Teledyne") on a negotiated basis.

          The Board of Directors of WHX has authorized me to present to you our offer to acquire in a merger transaction all of the outstanding shares of common stock of Teledyne at a price of $30 per Teledyne share. Our proposal represents a premium of approximately 12% over the closing market price of your common stock on February 9, 1996.

          In the merger, Teledyne stockholders would receive a combination of approximately two-thirds in cash and one-third in WHX common stock.

          This proposal is, and consummation of the acquisition would be, subject to the negotiation, preparation and execution of appropriate definitive agreements containing mutually acceptable representations, warranties, terms and conditions, and requisite shareholder approvals.

          In pursuing this combination, we would expect representatives from Teledyne's Board of Directors to join the Board of Directors of the combined enterprise and Teledyne's senior management to stay with Teledyne under mutually satisfactory arrangements.

          We are confident of our ability to complete this transaction on these terms. In this respect, please note that we currently have approximately $420 million in cash and cash equivalents.

          We certainly are prepared to provide you with additional information regarding WHX and it is possible that we would be prepared to increase our offer if additional information demonstrates to us that additional consideration is warranted.

          We trust that the Teledyne Board of Directors will recognize the extraordinary opportunity that a combination with WHX represents for Teledyne stockholders. Not only would Teledyne shareholders receive a substantial amount of cash but they will own approximately one-half of the combined business, offering them an opportunity to share in the benefits of the combination, including Teledyne's business plan and the full utilization of its assets.

          In this connection, we are willing to discuss with you or a committee of your directors all aspects of our proposal. I and other representatives of WHX are available to meet with you for this purpose at any time.

                                            Sincerely,

                                            /s/ RONALD LABOW
                                            Chairman of the Board"

     On February 21, 1996, Teledyne announced that it was sending a letter to its stockholders in which it stated that "we are now reviewing another proposal from WHX Corporation to acquire Teledyne."

     On February 26, 1996, Mr. LaBow sent to Mr. Rutledge, on behalf of the WHX Board, the following letter:

     "Dear Bill:

          We note from your recent letter to Teledyne's shareholders that Teledyne's Board will "thoroughly and fairly consider the new WHX proposal" and will pursue it if it presents the best opportunity to maximize shareholder value.

          To assist the Board in discharging its fiduciary duties, the Board of Directors of WHX Corporation has authorized me to increase to $32 per share our February 9, 1996 offer to you to acquire in a merger transaction all of the outstanding shares of common stock of Teledyne. In the merger, the Teledyne stockholders would receive a combination of $22 per share in cash and the balance in WHX common stock. Our February 9, 1996 letter, as amended to $32 per share, continues to reflect the terms of our present offer.

          With respect to timing, because Teledyne's By-laws require advance notice of intention to nominate directors at the April 24, 1996 Annual Meeting, we were compelled to notify you of our intended slate last Friday so as to be timely under your By-laws. Hopefully, we can move forward promptly toward consummating this business combination so that another proxy contest can be avoided.

          We continue to believe that our proposed business combination is an extraordinary opportunity for Teledyne stockholders. It represents a substantial premium to market, allows Teledyne shareholders to receive a substantial amount of cash while owning approximately one-half of the combined business, offering them an opportunity to share in the benefits of the combination, including your business plan and the full utilization of its assets.

          With respect to your February 26, 1996 letter to shareholders, we disagree with your characterization of events in a number of respects, particularly in that it was made perfectly clear to you and another director that WHX was considering at that time making another proposal to Teledyne.

          We remain available to meet at any time to discuss your consideration of our proposal.

                                            Very truly yours,

                                            /s/ RONALD LABOW

                                            Chairman of the Board"


     On February 29, 1996, Teledyne announced that it had completed its review of WHX's 1996 Acquisition Proposal. The announcement stated that "the Board determined that it is not in the best interests of Teledyne shareholders to pursue WHX's merger proposal."

     WHX remains willing to negotiate with Teledyne with respect to all of the terms, including the form of consideration, of its proposal to acquire Teledyne. If any such negotiations are held and result in a definitive merger or other agreement between Teledyne and WHX, the consideration to be received by holders of Shares could include or consist of common or preferred stock of WHX, other securities, cash or any combination thereof. Such negotiations could result in, among other things, termination of this proxy solicitation. As indicated elsewhere in this Proxy Statement, the WHX Nominees, if elected, will seek to cause the full Teledyne Board to consummate a negotiated acquisition of Teledyne at a price of not less than $32 per Share. Although WHX currently does not expect to lower its offer to acquire all of the outstanding Shares, WHX reserves the right to alter the terms of the 1996 Acquisition Proposal, including to provide for a change in the form or amount of the consideration offered in exchange for Shares. The factors that WHX will consider in determining whether or not to alter the terms of the 1996 Acquisition Proposal will necessarily be dependent on any counter-proposal or action by Teledyne and currently cannot be determined. After the 1996 Annual Meeting, the WHX Nominees, if elected, may consider as factors comments and suggestions received from shareholders of Teledyne, comments and suggestions received from possible financing sources and comments and suggestions received from shareholders of WHX.

REASONS FOR THE SOLICITATION; PLANS FOR SALE OF TELEDYNE.

     In light of Teledyne's failure to sell the Company in 1995 and its rejection of WHX's 1996 Acquisition Proposal, WHX has determined to seek your votes in support of the WHX Nominees for election to the Teledyne Board at the 1996 Annual Meeting. Each WHX Nominee is committed to effect promptly a negotiated sale of Teledyne.

     If the WHX Nominees are elected and constitute a majority of the members of the Teledyne Board, it is anticipated that the WHX Nominees would cause Teledyne to (i) solicit and review all acquisition offers and negotiate the sale of Teledyne and (ii) redeem the Poison Pill and remove any other barriers to facilitate a negotiated sale of Teledyne.

     All of the WHX Nominees are either directors or officers of WHX. Any WHX Nominee who retains his position with WHX or any of its subsidiaries after the 1996 Annual Meeting and who is elected to the

Teledyne Board will have a conflict of interest in evaluating the 1996 Acquisition Proposal or any other WHX proposal to acquire all of the outstanding Shares. In the event the WHX Nominees receive sufficient votes, a majority (or more) of the Teledyne Board may be affiliated with WHX after the 1996 Annual Meeting. Because of possible conflicts of interest that might exist if any of the WHX Nominees were elected to the Teledyne Board, the WHX Nominees, if elected, intend to cause the Teledyne Board to seek advice from an investment bank and legal counsel so as to satisfy the directors' fiduciary duties under Delaware law. Specifically, the WHX Nominees, if elected, intend to cause Teledyne to retain as advisors a nationally recognized investment banking firm, other than any firm which is advising or otherwise providing investment banking services to WHX, (i) to solicit persons interested in acquiring Teledyne and to assist in reviewing all offers for the acquisition of Teledyne that may be received and (ii) to advise the Teledyne Board as to the ability of bidders to obtain sufficient financing and to assist the Teledyne Board in evaluating any risks that a transaction with such bidder will not be consummated. It is presently anticipated that any investment banking firm soliciting offers would be instructed by Teledyne to conduct the solicitation of offers to acquire the Company in accordance with Delaware law and without giving any bidder or potential bidder, including WHX, information not otherwise given to all bidders or potential bidders during the period prior to any presentation of, or recommendation with respect to, any such offers to the Teledyne Board. Bidders will be requested to execute confidentiality agreements containing usual and customary terms and conditions. It is presently anticipated that, if the WHX Nominees are elected, they will, in consultation with their legal and financial advisors, determine and cause the Teledyne Board to implement appropriate procedures to conduct the review of acquisition proposals and establish a date by which all offers to be considered by the Teledyne Board must be received by the Teledyne Board. It is expected that the WHX Nominees will cause the Teledyne Board (including the WHX Nominees) to consider all offers to acquire Teledyne. The Teledyne Board (including the WHX Nominees) would continue to make all decisions relating to a possible acquisition. In evaluating any such offer, it is expected that the Teledyne Board (including the WHX Nominees) would consider all relevant criteria, including price, arrangements for financing and risks that the consummation of the proposed acquisition will not occur, and respond, as appropriate, to the Stockholders. It is also expected that the WHX Nominees will take such steps to cause the Teledyne Board to facilitate a negotiated acquisition of Teledyne as promptly as may be appropriate under the circumstances, including seeking to cause Teledyne to redeem the Rights (which may be done without shareholder approval) and grant requisite approval under
Section 203 of the Delaware General Corporation Law. In the event the Teledyne Board recommends acceptance of an offer from a person other than WHX, the WHX Nominees, if elected, will seek to cause Teledyne to reimburse WHX for all of its expenses incurred in connection with this proxy solicitation and the proposed business combination between WHX and Teledyne (including, without limitation, legal, investment banking and printing costs).


     WHX presently intends to propose acquiring the entire equity interest in Teledyne by entering into a merger agreement with Teledyne (the "WHX Merger Agreement") pursuant to which a wholly-owned subsidiary of WHX would be merged with Teledyne (the "Merger") and each outstanding Share (other than Shares held by WHX or any of their respective wholly-owned subsidiaries, treasury shares and shares held by Stockholders who properly exercise any appraisal rights available to them under the Delaware General Corporation Law) would be converted into the right to receive at least $32 per Share consisting of cash of at least $22 per Share and the balance in shares of WHX common stock (valued on the date of the WHX Merger Agreement) which is currently traded on the New York Stock Exchange (the "NYSE").

     There can be no assurance that if all of the WHX Nominees are elected, they will be able to effectuate the Merger. Furthermore, there is no assurance that they will be able to influence the Teledyne Board to effectuate a sale of Teledyne or take other actions to increase stockholder value.

     In the event WHX acquires the entire equity interest in Teledyne, WHX has no present intention to make any significant changes in the business strategies of Teledyne, and WHX has not identified any specific assets, corporate structure or other business strategy which warrants change. If WHX acquires control of Teledyne, WHX intends to conduct a detailed review of Teledyne and its assets, pension plans, corporate structure, dividend policy, capitalization, operations, properties, policies, management and personnel and consider what, if any, changes or sales of assets would be desirable in light of the circumstances which then exist. Specifically, WHX currently intends to study (i) the feasibility of employing the Teledyne pension fund assets to maximize the value of such assets for the benefit of the stockholders of WHX which, under the proposal made, would include stockholders of Teledyne, and (ii) the feasibility of disposing of certain of Teledyne's businesses.

              OTHER MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

APPROVAL OF THE TELEDYNE, INC. 1996 SENIOR EXECUTIVE PERFORMANCE PLAN

     As set forth in the Teledyne Proxy Statement, at the Annual Meeting, Stockholders will be asked to consider and act upon a proposal to approve the adoption of the Teledyne, Inc. 1996 Senior Executive Performance Plan (the "Plan"). A description of the Plan is contained in the Teledyne Proxy Statement and is incorporated herein by reference. WHX is not making any recommendations on this proposal.

     The accompanying WHITE proxy card will be voted in accordance with your instructions on such card. You may vote for approval of the Plan or vote against, or abstain from voting on, the approval of the Plan by marking the proper box on the WHITE proxy card. IF NO MARKING IS MADE, YOU WILL BE DEEMED TO HAVE GIVEN A DIRECTION TO ABSTAIN FROM VOTING THE SHARES REPRESENTED BY THE WHITE PROXY CARD WITH RESPECT TO THE APPROVAL OF THE PLAN.

OTHER PROPOSALS

     EXCEPT AS SET FORTH ABOVE, WHX IS NOT AWARE OF ANY PROPOSALS TO BE BROUGHT BEFORE THE ANNUAL MEETING. SHOULD OTHER PROPOSALS BE BROUGHT BEFORE THE ANNUAL MEETING, THE PERSONS NAMED ON THE WHITE PROXY CARD WILL ABSTAIN FROM VOTING ON SUCH PROPOSALS UNLESS SUCH PROPOSALS ADVERSELY AFFECT THE INTERESTS OF WHX AS DETERMINED BY WHX IN ITS SOLE DISCRETION, IN WHICH EVENT SUCH PERSONS WILL VOTE ON SUCH PROPOSALS AT THEIR DISCRETION.

VOTING PROCEDURES

     The affirmative vote of the majority of the Shares that are present or represented at the Annual Meeting and entitled to vote is required for approval of the Plan.

                          VOTING AND PROXY PROCEDURES

     At the Annual Meeting, eight directors of Teledyne will each be elected for a one-year term or until the election and qualification of their successors. WHX is soliciting your proxy in support of the election of WHX's eight nominees named herein as directors of Teledyne.

     The Teledyne Board has set February 28, 1996 as the Record Date for determining those Stockholders who will be entitled to notice of and to vote at the Annual Meeting. Stockholders of record at the close of business on the Record Date will be entitled to one vote for each Share held on the Record Date on all matters submitted to a vote of Stockholders at the Annual Meeting, except that each Stockholder is entitled to cumulate his or her votes in electing directors. In voting for directors, a Stockholder may cast the number of votes equal to the number of Shares held of record on the Record Date by such Stockholder multiplied by the number of directors (8) to be elected. All of these votes may be cast for any combination of one or more directors. As set forth in the Teledyne Proxy Statement, as of the close of business on the Record Date, there were 55,896,923 Shares issued and outstanding and entitled to vote.

     IN ORDER FOR YOUR VIEWS ON THE ABOVE-DESCRIBED PROPOSALS TO BE REPRESENTED AT THE ANNUAL MEETING, PLEASE MARK, SIGN AND DATE THE ENCLOSED WHITE PROXY CARD AND RETURN IT TO WHX IN THE ENCLOSED PREPAID ENVELOPE IN TIME TO BE VOTED AT THE ANNUAL MEETING. Execution of the WHITE proxy card will not affect your right to attend the Annual Meeting and to vote in person. Any proxy may be revoked at any time prior to the Annual Meeting by delivering a written notice of revocation or a later dated proxy for the Annual Meeting to

WHX or to the Secretary of Teledyne, or by voting in person at the Annual Meeting. ONLY YOUR LATEST DATED PROXY FOR THE ANNUAL MEETING WILL COUNT.

     Only Stockholders of record as of the close of business on the Record Date will be entitled to vote. If you were a Stockholder of record on the Record Date, you will retain your voting rights for the Annual Meeting even if you sell such Shares after the Record Date. ACCORDINGLY, IT IS IMPORTANT THAT YOU VOTE THE SHARES HELD BY YOU ON THE RECORD DATE, OR GRANT A PROXY TO VOTE SUCH SHARES ON THE WHITE PROXY CARD, EVEN IF YOU SELL SUCH SHARES AFTER THE RECORD DATE.

     Stockholders voting by means of the accompanying WHITE proxy card will be granting the proxy holders discretionary authority to vote their Shares cumulatively at the discretion of the persons named in the WHITE proxy card, but such Stockholders may not mark the WHITE proxy card to cumulate their own votes.

     If any of your Shares are held in the name of a brokerage firm, bank, bank nominee or other institution on the Record Date, only it can vote such Shares and only upon receipt of your specific instructions. Accordingly, please contact the person responsible for your account and instruct that person to execute on your behalf the WHITE proxy card.

                         CERTAIN ADDITIONAL INFORMATION

     The Teledyne Proxy Statement contains additional information with respect to the Record Date, the number of Shares outstanding on the Record Date, the voting and revocation of proxies, cumulative voting for the election of directors, Teledyne's nominees for election of directors, Proposal 2, the vote required to approve Proposal 2, the beneficial owners of more than 5% of the Shares, the Share ownership of directors and officers of Teledyne, and the date by which Stockholder proposals intended to be submitted at the Company's next annual stockholders' meeting must be received by the Company for inclusion in its proxy statement for that meeting. Such information, which WHX has not independently verified, is incorporated by reference in this Proxy Statement, upon reliance on the Company. Although WHX and WPCC do not have any information that would indicate that any information contained in this Proxy Statement that has been taken from the Teledyne Proxy Statement or any other document on file with the Securities and Exchange Commission is inaccurate or incomplete, neither WHX nor WPCC takes any responsibility for the accuracy or completeness of such information.

                            SOLICITATION OF PROXIES

     Proxies may be solicited by mail, advertisement, telephone, telecopier or in person. Solicitations may be made by directors, officers, investor relations personnel and other employees of WHX, none of whom will receive additional compensation for such solicitations. WHX has requested banks, brokerage firms and other custodians, nominees and fiduciaries to forward all of its solicitation materials to the beneficial owners of the Shares they hold of record. WHX will reimburse these record holders for customary clerical and mailing expenses incurred by them in forwarding these materials to their customers.

     WHX has retained Georgeson for solicitation and advisory services in connection with the solicitation, for which Georgeson is to receive a fee of approximately $180,000, together with reimbursement for its reasonable out-of-pocket expenses. WHX has also agreed to indemnify Georgeson against certain liabilities and expenses, including liabilities and expenses under the federal securities laws. Georgeson will solicit proxies for the Annual Meeting from individuals, brokers, banks, bank nominees and other institutional holders. It is anticipated that Georgeson will employ approximately 100 persons to solicit votes from Stockholders for the Annual Meeting.

     Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ") acted as WHX's exclusive financial advisor with respect to the solicitation of proxies from Stockholders and related matters in connection with Teledyne's 1995 Annual Meeting and will continue to provide such services in connection with the 1996 Annual Meeting. DLJ previously received an advisory fee of $1,500,000. WHX has also agreed to pay DLJ additional fees of (i) $2,000,000 on the date that a number of the WHX Nominees are elected to the Teledyne Board which constitute a majority of such Teledyne Board and (ii) $1,000,000 if WHX and Teledyne enter into a merger agreement or if WHX initiates certain transactions which, if consummated, would result in a business combination with Teledyne. DLJ will receive substantial additional fees under certain circumstances including in connection with an acquisition, merger or similar transaction by WHX with Teledyne. In the event WHX acquires Teledyne in a merger or similar transaction, DLJ will be retained as the exclusive investment banker to WHX and Teledyne with respect to certain asset sales under certain circumstances. DLJ will also have the right to act as the exclusive private placement agent or sole managing underwriter to WHX under certain circumstances. In all such instances, DLJ will be entitled to receive customary and usual investment banking fees for its role. DLJ will be reimbursed from time to time for all out-of-pocket expenses (including the reasonable fees and expenses of counsel) incurred by DLJ in connection with its engagement up to $1,000,000, and WHX will indemnify DLJ and certain related persons against certain liabilities and expenses in connection with its engagement, including certain liabilities under the Federal securities laws.

     In connection with DLJ's engagement as exclusive financial advisor, WHX anticipates that certain employees of DLJ may communicate in person, by telephone or otherwise with institutions, brokers or other persons who are Stockholders for the purpose of assisting in the solicitation of proxies for the Annual Meeting. DLJ will not receive any fee for or in connection with such solicitation activities apart from the fees which it is otherwise entitled to receive as described above. DLJ is expected to continue to render investment banking and other advisory services to WHX and its affiliates, for which it has received and will continue to receive customary compensation.


     The entire expense of soliciting proxies for the Annual Meeting is being borne by WHX. WHX will not seek reimbursement for such expenses from Teledyne except that in the event the Teledyne Board recommends acceptance of an offer from a person other than WHX, the WHX Nominees, if elected, will seek to cause Teledyne to reimburse WHX for all of its expenses incurred in connection with this proxy solicitation (including, without limitation, legal, investment banking and printing costs). Costs incidental to these solicitations of proxies include expenditures for printing, postage, legal, accounting, public relations, soliciting, advertising and related expenses and are expected to be approximately $1,300,000 of which approximately $400,000 has been incurred to date.


                           INFORMATION CONCERNING WHX


     WHX, through its indirect wholly-owned subsidiary, Wheeling-Pittsburgh Steel Corporation, is the ninth largest integrated steel manufacturer in the United States. WHX manufactures a wide variety of flatrolled products for construction, container, converter/processor, steel service center, automotive and other markets as well as fabricated steel products for the construction, highway and agricultural markets. Flat-rolled products consist of a variety of sheet products, including hot-rolled, cold-rolled, galvanized and pre-painted products, and tin mill products. Fabricated steel products include roof deck, culvert, highway and other products. The principal address of WHX is 110 East 59th Street, New York, New York 10022. Additional information with respect to WHX is contained in WHX's Annual Report on Form 10-K for the fiscal year ended December 31, 1995, a copy of which is being provided to Teledyne stockholders together with this proxy statement.


     Certain information about certain directors, executive officers, employees and other representatives of WHX and Wheeling-Pittsburgh Capital Corporation, a wholly-owned subsidiary of WHX ("WPCC"), who, in each case, may also assist Georgeson in soliciting proxies, is set forth in the attached Schedule I.
Schedule II sets forth certain information relating to Shares owned by WHX, certain individuals and the WHX Nominees and certain transactions between any of them and Teledyne. Schedule III sets forth certain information, as made available in public documents, regarding Shares held by Teledyne's management.

     PLEASE INDICATE YOUR SUPPORT OF THE WHX NOMINEES BY MARKING, SIGNING AND DATING THE ENCLOSED WHITE PROXY CARD AND RETURN IT PROMPTLY TO WHX IN THE ENCLOSED PREPAID ENVELOPE. NO POSTAGE IS NECESSARY IF THE ENVELOPE IS MAILED IN THE UNITED STATES.

                                     WHX CORPORATION


March 22, 1996

                                   SCHEDULE I

              INFORMATION CONCERNING CERTAIN DIRECTORS, OFFICERS,
              EMPLOYEES AND OTHER REPRESENTATIVES OF WHX AND WPCC

     The following table sets forth the name and the present principal occupation or employment, and the name, principal business and address of any corporation or other organization in which such employment is carried on, of certain directors, officers, employees and other representatives of WHX and WPCC who, in each case, may also assist Georgeson in soliciting proxies from Stockholders. Unless otherwise indicated, the principal business address of each director, officer or employee is 110 East 59th Street, New York, New York 10022.

                  CERTAIN DIRECTORS, OFFICERS AND EMPLOYEES OF
                                  WHX AND WPCC

           NAME AND PRINCIPAL                                 PRESENT OFFICE OR OTHER
            BUSINESS ADDRESS                            PRINCIPAL OCCUPATION OR EMPLOYMENT
-----------------------------------------  -------------------------------------------------------------
Neil D. Arnold...........................  Director; Senior Vice President and Chief Financial Officer
Varity Corporation                         of Varity Corporation
672 Delaware Avenue
Buffalo, NY 14209
Paul W. Bucha............................  Director; President, Paul W. Bucha and Company, Inc.
Paul W. Bucha &
Company Inc.
Foot of Chapel Avenue
Jersey City, NJ 07305
Robert A. Davidow........................  Director; Private Investor
11601 Wilshire Blvd
Suite 1940
Los Angeles, CA 90025
Ronald LaBow.............................  Director, Chairman of the Board of WHX; President, Stonehill
                                           Investment Corp.
Howard Mileaf............................  Vice President-Special Counsel of WHX
Marvin L. Olshan.........................  Director, Secretary of WHX; Partner, Olshan Grundman Frome &
Olshan Grundman Frome &                    Rosenzweig LLP
Rosenzweig LLP
505 Park Avenue
New York, NY 10022
Stewart E. Tabin.........................  Assistant Treasurer of WHX; Vice President, Stonehill
                                           Investment Corp.
Neale X. Trangucci.......................  Assistant Treasurer of WHX; Vice President, Stonehill
                                           Investment Corp.
Raymond S. Troubh........................  Director; Financial Consultant
10 Rockefeller Plaza
Suite 712
New York, NY 10021
Steven Wolosky...........................  Assistant Secretary of WHX; Partner, Olshan Grundman Frome &
Olshan Grundman Frome &                    Rosenzweig LLP
Rosenzweig LLP
505 Park Avenue
New York, NY 10022

                                      S-I-1

                             REPRESENTATIVES OF WHX


                                                                     PRESENT OFFICE OR
                       NAME AND PRINCIPAL                             OTHER PRINCIPAL
                        BUSINESS ADDRESS                         OCCUPATION OR EMPLOYMENT
    ---------------------------------------------------------    -------------------------
    Ken Moelis...............................................    Managing Director of DLJ
    Donaldson, Lufkin & Jenrette Securities Corporation
    2121 Avenue of the Stars
    Los Angeles, California 90067
    Paul D'Addario...........................................    Managing Director of DLJ
    Donaldson, Lufkin & Jenrette Securities Corporation
    277 Park Avenue
    New York, New York 10172
    Michael Hooks............................................    Managing Director of DLJ
    Donaldson, Lufkin & Jenrette Securities Corporation
    2121 Avenue of the Stars
    Los Angeles, California 90067
    Jason Ackerman...........................................    Vice President, DLJ
    Donaldson, Lufkin & Jenrette Securities Corporation
    2121 Avenue of the Stars
    Los Angeles, California 90067
    Ephraim Fields...........................................    Associate, DLJ
    Donaldson, Lufkin & Jenrette Securities Corporation
    2121 Avenue of the Stars
    Los Angeles, California 90067


                                      S-I-2

                                  SCHEDULE II

                      SHARES HELD BY WHX, WPCC, CERTAIN OF
                      THEIR DIRECTORS, OFFICERS, EMPLOYEES
                 AND OTHER REPRESENTATIVES AND THE WHX NOMINEES
           AND CERTAIN TRANSACTIONS BETWEEN ANY OF THEM AND TELEDYNE

     WPCC is the beneficial and record holder of 175,000 Shares purchased in open market transactions executed on the NYSE in the amount and on the dates set forth below:

                                  NUMBER OF
                                    SHARES
     DATE OF TRANSACTION         PURCHASED/SOLD
------------------------------   ------------
09/29/94......................    195,300 (P)
10/18/94......................     24,900 (P)
10/19/94......................     11,100 (P)
10/20/94......................     15,100 (P)
10/21/94......................     62,200 (P)
10/24/94......................     85,400 (P)
10/25/94......................     50,000 (P)
11/07/94......................      9,800 (P)
11/08/94......................     60,600 (P)
11/09/94......................     33,600 (P)
11/10/94......................      5,500 (P)
11/11/94......................     47,500 (P)
11/14/94......................      7,800 (P)
01/15/94......................      6,300 (P)
11/17/94......................     35,500 (P)
11/18/94......................    118,600 (P)
11/21/94......................     14,000 (P)
11/22/94......................     94,300 (P)
11/23/94......................     17,200 (P)
11/25/94......................     14,000 (P)
11/28/94......................     21,300 (P)
11/29/94......................     13,000 (P)
11/30/94......................      7,000 (P)
01/13/95......................     61,000 (P)
01/16/95......................     40,600 (P)
01/17/95......................    317,300 (P)
01/18/95......................     21,900 (P)
01/19/95......................    122,000 (P)
01/25/95......................    100,000 (P)
01/26/95......................     67,700 (P)
01/27/95......................    160,800 (P)
02/02/95......................     30,700 (P)
02/03/95......................     50,000 (P)
02/07/95......................     50,000 (P)
02/09/95......................      6,500 (P)
02/10/95......................     50,000 (P)
02/14/95......................    193,000 (P)
02/17/95......................     68,000 (P)
02/21/95......................    188,300 (P)
09/06/95......................     64,600 (S)

                                  NUMBER OF
                                    SHARES
     DATE OF TRANSACTION         PURCHASED/SOLD
------------------------------   ------------
09/07/95......................     20,500 (S)
09/07/95......................     62,200 (S)
09/08/95......................     12,500 (S)
09/11/95......................    139,500 (S)
09/11/95......................    160,800 (S)
09/11/95......................     53,500 (S)
09/11/95......................     50,000 (S)
09/11/95......................     50,000 (S)
09/11/95......................      6,500 (S)
09/11/95......................    146,500 (S)
09/11/95......................     30,700 (S)
09/11/95......................     67,700 (S)
09/11/95......................    100,000 (S)
09/11/95......................    122,000 (S)
09/11/95......................     10,800 (S)
09/12/95......................     50,400 (S)
09/13/95......................     92,000 (S)
09/14/95......................     85,000 (S)
09/15/95......................    109,100 (S)
09/15/95......................      3,500 (S)
09/19/95......................      7,200 (S)
09/19/95......................    348,900 (S)
09/26/95......................     20,000 (S)
09/27/95......................     65,000 (S)
10/02/95......................     50,000 (S)
10/05/95......................      1,100 (S)
10/06/95......................     19,800 (S)
10/09/95......................     12,000 (S)
10/10/95......................     75,000 (S)
11/14/95......................     41,000 (S)
11/15/95......................     20,000 (S)
11/15/95......................     30,000 (S)
11/17/95......................     20,000 (S)
11/17/95......................     15,100 (S)
11/20/95......................     14,900 (S)
11/21/95......................     30,000 (S)
01/04/96......................     20,000 (S)
01/10/96......................     20,000 (S)
01/17/96......................     30,000 (S)
01/18/96......................     25,000 (S)

---------------

(P) Securities Purchased.


(S) Securities Sold.


                                      S-I-3

     Ronald LaBow and Marvin L. Olshan have agreed to serve as the proxies on the WHITE proxy card.

     Except as disclosed in this Proxy Statement, none of WHX, WPCC, any of their respective directors, officers, employees or other representatives named in Schedule I or the WHX Nominees owns any securities of Teledyne or any subsidiary of Teledyne, beneficially or of record, has purchased or sold any of such securities within the past two years or is or was within the past year a party to any contract, arrangement or understanding with any person with respect to any such securities. Except as disclosed in this Proxy Statement, to the best knowledge of WHX, such directors, officers, employees and other representatives and the WHX Nominees, none of their associates beneficially owns, directly or indirectly, any securities of Teledyne.


     In the ordinary course of its business, DLJ engages in securities trading and brokerage activities and may trade or otherwise effect transactions in debt or equity securities of Teledyne for its own account and the accounts of its customers and, accordingly, may at any time hold a long or short position in such securities. As of March 20, 1996, DLJ held no shares of Teledyne common stock. DLJ executed the following trades of Teledyne securities for its own account in the amounts and on the dates set forth below:



                                 COMMON SHARES


                                   NUMBER OF
                                  SECURITIES
     DATE OF TRANSACTION         PURCHASED/SOLD
------------------------------   -------------
03/14/94......................       5,500(P)
03/14/94......................      20,000(S)
03/15/95......................          85(P)
03/15/95......................      35,700(S)
03/17/94......................      51,450(S)
03/18/94......................       5,065(P)
03/18/94......................       5,000(S)
03/22/94......................      78,800(P)
03/22/94......................       2,800(S)
03/23/94......................      45,000(P)
03/23/94......................      81,800(S)
03/24/94......................     310,900(P)
03/24/94......................     236,200(S)
03/25/94......................      69,100(P)
03/25/94......................      10,500(S)
03/28/94......................      13,700(P)
03/29/94......................     215,000(P)
03/29/94......................      23,200(S)
03/30/94......................      20,960(P)
03/30/94......................       3,500(S)
03/31/94......................      17,500(P)
03/31/94......................      10,100(S)
04/04/94......................      26,000(P)
04/04/94......................      30,400(S)
04/05/94......................       9,100(P)
04/06/94......................       8,800(P)
04/06/94......................      48,000(S)
04/07/94......................         100(P)
04/07/94......................      49,031(P)
04/08/94......................      20,641(P)
04/08/94......................       3,500(S)
04/11/94......................      14,020(P)

                                   NUMBER OF
                                  SECURITIES
     DATE OF TRANSACTION         PURCHASED/SOLD
------------------------------   -------------
04/12/94......................      12,000(P)
04/12/94......................      10,100(S)
04/13/94......................       2,500(P)
04/14/94......................      12,800(P)
04/14/94......................      44,400(S)
04/15/94......................      14,801(P)
04/15/94......................      73,800(S)
04/18/94......................      27,500(P)
04/18/94......................      30,000(S)
04/19/94......................       5,500(P)
04/19/94......................      52,700(S)
04/20/94......................       5,550(S)
04/22/94......................     125,900(P)
04/22/94......................     141,300(S)
04/25/94......................      49,600(P)
04/25/94......................      13,500(S)
04/26/94......................      10,900(P)
04/26/94......................      31,100(S)
04/28/94......................      37,400(P)
04/28/94......................      10,700(S)
04/29/94......................         400(P)
04/29/94......................         105(S)
05/02/94......................          50(P)
05/03/94......................          50(S)
05/04/94......................          64(P)
05/10/94......................         100(P)
05/10/94......................          80(S)


---------------


(P) Securities Purchased.
(S) Securities Sold.


                                      S-I-4

                                   NUMBER OF
                                  SECURITIES
     DATE OF TRANSACTION         PURCHASED/SOLD
------------------------------   -------------
05/11/94......................          70(P)
05/11/94......................         155(S)
05/12/94......................      16,500(P)
05/12/94......................      32,000(S)
05/13/94......................      26,200(P)
05/13/94......................      10,000(S)
05/16/94......................         900(P)
05/16/94......................          99(S)
05/17/94......................          64(P)
05/20/94......................         100(P)
05/20/94......................          80(S)
05/23/94......................         100(P)
05/23/94......................          99(S)
05/24/94......................         200(P)
05/24/94......................         297(S)
05/25/94......................       1,076(P)
05/25/94......................       1,000(S)
05/27/94......................         100(P)
05/27/94......................         149(S)
05/31/94......................         100(P)
05/31/94......................          92(S)
06/01/94......................       1,000(P)
06/01/94......................       1,000(S)
06/02/94......................         100(P)
06/02/94......................         125(S)
06/03/94......................         120(P)
06/03/94......................         100(S)
06/07/94......................       7,000(P)
06/07/94......................       7,020(S)
06/08/94......................          73(P)
06/08/94......................          50(S)
06/10/94......................          90(P)
06/10/94......................         100(S)
06/15/94......................          50(P)
06/17/94......................           4(P)
06/17/94......................          25(S)
06/29/94......................         100(P)
07/06/94......................      15,000(P)
07/06/94......................      15,000(S)
07/07/94......................          36(P)
07/08/94......................      67,073(P)
07/08/94......................      67,050(S)
07/11/94......................      50,800(P)
07/11/94......................      50,973(S)
07/14/94......................          20(P)
07/15/94......................          50(P)
07/19/94......................         100(P)
07/19/94......................          99(S)
07/20/94......................      11,200(P)

                                   NUMBER OF
                                  SECURITIES
     DATE OF TRANSACTION         PURCHASED/SOLD
------------------------------   -------------
07/20/94......................      11,200(S)
07/22/94......................          45(P)
07/22/94......................         100(S)
08/04/94......................      10,000(S)
08/05/94......................      20,615(P)
08/05/94......................         500(S)
08/08/94......................       5,100(S)
08/12/94......................          50(P)
08/09/94......................       2,200(P)
08/09/94......................      11,190(S)
08/12/94......................          10(P)
08/25/94......................       1,300(P)
08/26/94......................         200(P)
08/26/94......................       1,500(S)
08/29/94......................       4,500(S)
08/30/94......................       1,500(P)
09/01/94......................      10,000(P)
09/01/94......................      10,000(S)
09/02/94......................          60(P)
09/06/94......................           4(P)
09/07/94......................          84(S)
09/12/94......................          79(P)
09/13/94......................          79(S)
09/14/94......................          95(P)
09/14/94......................          22(S)
09/15/94......................      30,090(P)
09/15/94......................      30,000(S)
09/20/94......................          15(P)
09/21/94......................          75(P)
09/21/94......................         100(S)
09/27/94......................         650(S)
09/29/94......................         900(P)
09/29/94......................         900(S)
09/30/94......................           3(S)
10/05/94......................         600(S)
10/26/94......................         600(S)
10/27/94......................         600(P)
10/31/94......................      10,000(P)
11/01/94......................       5,000(S)
11/10/94......................         100(S)
11/28/94......................     106,400(P)
11/28/94......................      67,000(S)
11/29/94......................       5,200(S)
11/30/94......................     120,500(P)
12/01/94......................     106,000(P)
12/01/94......................       1,000(S)
12/02/94......................         500(P)
12/02/94......................      14,000(S)
12/05/94......................       8,700(P)


---------------

(P) Securities Purchased.


(S) Securities Sold.


                                      S-I-5

                                   NUMBER OF
                                  SECURITIES
     DATE OF TRANSACTION         PURCHASED/SOLD
------------------------------   -------------
12/05/94......................       5,000(S)
12/06/94......................      65,900(P)
12/06/94......................     110,000(S)
12/07/94......................       2,800(P)
12/07/94......................      14,800(S)
12/08/94......................      10,000(S)
12/09/94......................       3,100(P)
12/09/94......................      14,300(S)
12/12/94......................      40,100(S)
12/13/94......................       3,500(P)
12/14/94......................      39,000(S)
12/15/94......................         900(P)
12/15/94......................         300(S)
12/16/94......................         300(S)
12/20/94......................         200(S)
12/21/94......................       4,200(P)

                                   NUMBER OF
                                  SECURITIES
     DATE OF TRANSACTION         PURCHASED/SOLD
------------------------------   -------------
12/21/94......................       2,900(S)
12/22/94......................         200(P)
12/29/94......................       1,300(S)
10/05/95......................         100(P)
10/06/95......................       2,100(P)
10/06/95......................       1,200(S)
01/18/96......................          15(P)
01/18/96......................          15(S)
01/25/96......................       2,000(S)
02/06/96......................         400(P)
02/06/96......................         400(S)
02/13/96......................       1,000(P)
02/13/96......................       1,000(S)
02/16/96......................         300(S)
02/27/96......................         600(S)
02/28/96......................         600(P)



                            SERIES E PREFERRED STOCK


                                   NUMBER OF
                                   SECURITIES
     DATE OF TRANSACTION         PURCHASED/SOLD
------------------------------   --------------
10/10/95......................          66(P)
11/22/95......................          51(S)
01/04/96......................          10(P)

                                   NUMBER OF
                                   SECURITIES
     DATE OF TRANSACTION         PURCHASED/SOLD
------------------------------   --------------
01/04/96......................          10(S)
03/11/96......................          51(S)



                        SUBORDINATED DEBENTURES DUE 1999



                                                                          NUMBER OF
                                                                          SECURITIES
                              DATE OF TRANSACTION                       PURCHASED/SOLD
          -----------------------------------------------------------   --------------
          04/19/94...................................................         300(P)
          04/21/94...................................................       1,000(S)
          06/15/94...................................................          90(P)



                 10% SUBORDINATED DEBENTURES SERIES A DUE 2004


                                   NUMBER OF
                                   SECURITIES
     DATE OF TRANSACTION         PURCHASED/SOLD
------------------------------   --------------
03/23/94......................         500(P)
04/06/94......................         700(P)
04/07/94......................       1,000(S)
04/21/94......................         200(S)
04/26/94......................         900(P)
05/03/94......................       1,000(P)

                                   NUMBER OF
                                   SECURITIES
     DATE OF TRANSACTION         PURCHASED/SOLD
------------------------------   --------------
05/03/94......................       1,000(S)
05/23/94......................         200(P)
07/26/94......................       1,000(S)
10/25/95......................      50,000(P)
10/25/95......................      50,000(S)


---------------

(P) Securities Purchased.


(S) Securities Sold.


                                      S-I-6

                 10% SUBORDINATED DEBENTURES SERIES C DUE 2004


                                   NUMBER OF
                                   SECURITIES
     DATE OF TRANSACTION         PURCHASED/SOLD
------------------------------   --------------
04/06/94 B....................         100(P)
05/19/94 B....................      12,000(P)
05/19/94 S....................      12,000(S)
06/29/94 B....................      20,000(P)
06/29/94 S....................      20,000(S)
06/30/94 S....................       1,000(S)
06/30/94 S....................     250,000(S)
07/11/94 B....................       1,000(P)
08/16/94 B....................      19,000(P)
08/17/94 S....................      19,000(S)
08/18/94 B....................      55,000(P)
08/18/94 S....................      55,000(S)
11/28/94 B....................      20,000(P)
11/29/94 B....................     400,000(S)
11/29/94 S....................     420,000(S)

                                   NUMBER OF
                                   SECURITIES
     DATE OF TRANSACTION         PURCHASED/SOLD
------------------------------   --------------
12/01/94 B....................      87,000(P)
12/01/94 S....................      87,000(S)
12/05/94 B....................      50,000(P)
12/05/94 S....................      50,000(S)
12/06/94 B....................      12,000(P)
12/06/94 S....................      12,000(S)
12/07/94 B....................     243,000(P)
12/07/94 S....................     220,000(S)
12/09/94 S....................      23,000(S)
12/12/94 S....................      63,000(S)
12/13/94 B....................     114,000(P)
12/13/94 S....................      51,000(S)
12/14/94 S....................     139,000(S)
12/15/94 B....................     210,000(P)
12/15/94 S....................      71,000(S)


---------------

(P) Securities Purchased.


(S) Securities Sold.


     Except as disclosed in this Proxy Statement, none of WHX, WPCC, their respective directors, officers, employees or other representatives named in
Schedule I or the WHX Nominees or, to their best knowledge, their associates has any arrangement or understanding with any person (1) with respect to any future employment by the Company or its affiliates or (2) with respect to future transactions to which the Company or any of its affiliates will or may be a party, other than sales of products and services in the ordinary course of business.

                                      S-I-7

                                  SCHEDULE III

                      SHARES HELD BY TELEDYNE'S MANAGEMENT

     As of February 29, 1996, the directors and executive officers of Teledyne beneficially owned (within the meaning of the rules under Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) 10,324,497 Shares (or approximately 18.1% of the Shares reported as outstanding on such date). All of the foregoing information has been taken from the Teledyne Proxy Statement.

     To the knowledge of WHX, based on a review of the Teledyne Proxy Statement, Henry E. Singleton and George Kozmetsky each beneficially own 5% or more of the outstanding Shares.

                                     S-III-1

                                   IMPORTANT

     Your proxy is important. No matter how many Shares you own, please give WHX your proxy FOR the election of the WHX Nominees by:

        MARKING the enclosed WHITE proxy card,

        SIGNING the enclosed WHITE proxy card,

        DATING the enclosed WHITE proxy card, and

          MAILING the enclosed WHITE proxy card TODAY in the envelope provided (no postage is required if mailed in the United States).

     If you have already submitted a proxy to Teledyne for the Annual Meeting, you may change your vote to a vote FOR the election of the WHX Nominees by marking, signing, dating and returning the enclosed WHITE proxy card for the Annual Meeting, which must be dated after any proxy you may have submitted to Teledyne. Only your latest dated proxy for the Annual Meeting will count at such meeting.

     If you have any questions or require any additional information concerning this Proxy Statement or the proposal by WHX to acquire Teledyne, please contact GEORGESON at 1-800-223-2064. IF ANY OF YOUR SHARES ARE HELD IN THE NAME OF A BROKERAGE FIRM, BANK, BANK NOMINEE OR OTHER INSTITUTION, ONLY IT CAN VOTE SUCH SHARES AND ONLY UPON RECEIPT OF YOUR SPECIFIC INSTRUCTIONS. ACCORDINGLY, PLEASE CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND INSTRUCT THAT PERSON TO EXECUTE THE WHITE PROXY CARD.

                                 TELEDYNE, INC.


                ANNUAL MEETING OF STOCKHOLDERS - APRIL 24, 1996


              THIS PROXY IS SOLICITED ON BEHALF OF WHX CORPORATION


    The stockholder designated on the reverse of this card hereby appoints Ronald LaBow and Marvin L. Olshan as proxies, and each of them, the stockholder's attorney and proxy, each with full power of substitution, to vote upon the propositions set forth herein all shares of Teledyne, Inc. common stock held as of February 28, 1996 which the undersigned may be entitled to vote, at the Annual Meeting of Stockholders of Teledyne, Inc. and at all adjournments or postponements thereof to be held at 11:00 a.m. on April 24, 1996. This proxy revokes all prior proxies given by the undersigned.


    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. WITH RESPECT TO THE ELECTION OF DIRECTORS (PROPOSAL 1), WHERE NO VOTE IS SPECIFIED OR WHERE A VOTE FOR ALL NOMINEES IS MARKED, THE CUMULATIVE VOTES REPRESENTED BY A PROXY WILL BE CAST AT THE DISCRETION OF THE PROXIES NAMED HEREIN IN ORDER TO ELECT AS MANY NOMINEES OF THE EIGHT NOMINEES AS BELIEVED POSSIBLE UNDER THE THEN PREVAILING CIRCUMSTANCES. IF YOU WITHHOLD YOUR VOTE FOR A NOMINEE, ALL OF YOUR CUMULATIVE VOTES WILL BE DISTRIBUTED TO THE REMAINING NOMINEES. WITH RESPECT TO PROPOSAL 2, IF NO MARKING IS MADE, THIS PROXY WILL BE TREATED AS DIRECTION TO ABSTAIN FROM VOTING WITH RESPECT TO APPROVAL OF THE PLAN. THE INDIVIDUALS NAMED ABOVE ARE AUTHORIZED TO VOTE IN THEIR DISCRETION ON ANY OTHER MATTERS THAT PROPERLY COME BEFORE THE MEETING.


                                (Continued and to be signed on the reverse side)

1. ELECTION OF DIRECTORS

   / / FOR all nominees listed below (except as marked to        / / WITHHOLD AUTHORITY to vote for all nominees listed
       the contrary below)                                           below

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list below.)
        Neil D. Arnold; Paul W. Bucha; Robert A. Davidow; Ronald LaBow;

   Marvin L. Olshan; Stewart E. Tabin; Neale X. Trangucci; Raymond S. Troubh


2. Approval of the adoption of the Teledyne, Inc. 1996 Senior Executive Performance Plan

    FOR / /                AGAINST / /                ABSTAIN / /

3. In their discretion the proxies are authorized to vote for the election of such substitute nominee(s) for director(s) as such proxies shall select if any nominee(s) named above become(s) unable to serve and upon such other business as may properly come before the meeting and any postponements and adjournments thereof.
                                          Please date this Proxy and sign
                                          exactly as your name(s) appears
                                          hereon. When signing as attorney,
                                          executor, administrator, trustee,
                                          guardian or other representative, give
                                          your full title as such. If a
                                          corporation, sign the full corporate
                                          name by an authorized officer, stating
                                          his/her title. If a partnership, sign
                                          in partnership name by authorized
                                          person. This proxy votes all shares
                                          held in all capacities.
                                          Date:                           , 1996
                                          Signature
                                          Signature